[GRAPHIC]               [GRAPHIC]               [GRAPHIC]

         COMMON STOCK                                    COMMON STOCK

  INCORPORATED UNDER THE LAWS     ASHLAND INC. THIS CERTIFICATE IS TRANSFERABLE
OF THE COMMONWEALTH OF KENTUCKY                   IN THE CITY OF NEW YORK OR
                                                      CLEVELAND, OHIO
                                                      CUSIP 044204 10 5
                                            SEE REVERSE FOR  CERTAIN DEFINITIONS

This Certifies that                                          is the owner of


  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $1.00 EACH OF THE
                                 COMMON STOCK

of Ashland Inc. transferable by the holder hereof in person or by duly authorized attorney upon surrender to the Company of this certificate properly endorsed. The voting power, designation, preference, and relative, participating, optional or other special rights and qualifications, limitations or restrictions hereof, granted to or imposed upon the shares of each class, are set forth in the Company's Second Restated Articles of Incorporation, as amended. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


Witness the seal for the Company and signatures of its duly authorized officers.

DATED

/s/ Richard Thomas                                        /s/ Paul W. Chellgren
   SECRETARY                                              CHAIRMAN OF THE BOARD

                                    [SEAL]

COUNTERSIGNED AND REGISTERED
   NATIONAL CITY BANK (CLEVELAND, OHIO)
                              TRANSFER AGENT
                               AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

                                 ASHLAND INC.

     ASHLAND INC. WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A PRINTED COPY OF THE PORTION OF THE COMPANY'S SECOND RESTATED
ARTICLES OF INCORPORATION, AS AMENDED, AND OTHER DOCUMENTS SHOWING THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement dated as of May 16, 1996, as it may be amended from time to time (the "Rights Agreement"), between Ashland Inc. (the "Company") and National City Bank, as Successor Rights Agent (the "Rights Agent"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Rights Agent will mail to the holder of this certificate a copy of the Rights Agreement without charge after a receipt of a written request therefor. Rights beneficially owned by Acquiring Persons or their Affiliates or Associates (as such terms are defined in the Rights Agreement) and by any subsequent holder of such Rights are null and void and nontransferable.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM     -- as tenants in common
     TEN ENT     -- as tenants by the entireties
     JP TEN      -- as joint tenants with right of survivorship and not as
                    tenants in common

UNIF GIFT MIN ACT --                     Custodian
                    ---------------------         ------------------
                            (Cust.)                      (Minor)
                    under Uniform Gifts to Minors Act
                                                     ---------------
                                                        (State)

UNIF TRAN MIN ACT --                     Custodian
                    ---------------------         ------------------
                            (Cust.)                      (Minor)
                    under Uniform Transfers to Minors Act
                                                         -----------
                                                            State

    Additional abbreviations may also be used though not in the above list.

     For value received;             hereby sell, assign and transfer unto
                        -------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated,
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                             ---------------------------------------------------
AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW
                             ---------------------------------------------------

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                             NOTICE: THE ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                             MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                             THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.